Summarized Financial Information for KMP	12 Months Ended
Dec. 31, 2011
Summarized Financial Information for KMP [Abstract]
Summarized Financial Information for KMP
5.      Summarized Financial Information for KMP

Following is summarized income statement and balance sheet information for KMP (in millions). KMP’s consolidated financial statements include the reclassifications necessary to reflect the results of its FTC Natural Gas Pipelines disposal group as discontinued operations.  Additional information on KMP’s results of operations and financial position are contained in its Report on Form 8-K dated April 30, 2012, included in this filing as Exhibit 99.2 and incorporated herein by reference.

Summarized Kinder Morgan Energy Partners, L.P. Income Statement Information

	Year Ended December 31,
	2011	2010	2009
Revenues	$7,889.0	$7,738.8	$6,697.3
Operating costs, expenses and other(a)	6,331.7	6,278.8	5,329.9
Operating income	$1,557.3	$1,460.0	$1,367.4

Income from continuing operations	1,066.9	1,091.9	1,035.8
Discontinued operations(b)	201.5	235.2	248.0
Net income	$1,268.4	$1,327.1	$1,283.8

Net income attributable to KMP	$1,257.8	$1,316.3	$1,267.5

General Partner’s interest in income from continuing operations(c)	$1,173.0	$882.5	$933.3
General Partner’s interest in income from discontinued operations	$2.0	$2.4	$2.5

Limited Partners’ interest in (loss) income from continuing operations	$(114.7)	$201.0	$88.7
Limited Partners’ interest in income from discontinued operations	$197.5	$230.4	$243.0

Summarized Kinder Morgan Energy Partners, L.P. Balance Sheet Information

	As of December 31,
	2011	2010
Current assets	$1,575.4	$1,286.7
Noncurrent assets	$22,527.3	$20,574.4

Current liabilities	$3,119.1	$2,764.2
Noncurrent liabilities	$13,379.7	$11,804.4
KMP’s capital	$7,507.6	$7,210.7
Noncontrolling interests	$96.3	$81.8
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(a)
2011 amount includes (i) a $168.2 million increase in expense associated with rate case liability adjustments; (ii) a $167.2 million loss from the remeasurement of KMP’s previously held 50% equity interest in KinderHawk Field Services LLC to fair value; (iii) $87.1 million related to a special bonus expense to non-senior management employees allocated to KMP from KMI; however, we and KMP do not have any obligation, nor did we or KMP pay any amounts related to this compensation expense; and (iv) a $60.0 million increase in expense associated with rights-of-way lease payment liability adjustments for periods prior to 2011. 2010 amount includes a $172.0 million increase in expense associated with rate case liability adjustments.

(b)	Represents amounts attributable to KMP’s FTC Natural Gas Pipelines disposal group.
(c)
2011 amount includes a waived incentive of $28.4 million related to common units issued to finance a portion of KMP’s May 2010 KinderHawk Field Services LLC acquisition. 2010 amount includes a reduced incentive amount of $179.4 million including (i) $168.3 million due to a portion of KMP’s available cash distribution for the second quarter of 2010 being a distribution of cash from interim capital transactions, rather than a distribution of cash from operations; and (ii) a waived incentive of $11.1 million related to KMP common units issued to finance a portion of KMP’s May 2010 KinderHawk acquisition.

Notwithstanding the consolidation of KMP and its subsidiaries into KMI’s financial statements, except as explicitly disclosed, KMI is not liable for, and its assets are not available to satisfy, the obligations of KMP and/or its subsidiaries and vice versa. Responsibility for settlements of obligations reflected in KMI’s or KMP’s financial statements are a legal determination based on the entity that incurs the liability.